Company Overview Investor Presentation March 2018 Exhibit 99.1

Important Information The information in this presentation does not contain all of the information that a potential investor should review before investing in Aerie shares. The descriptions of Aerie Pharmaceuticals, Inc. (the “Company” or “Aerie”) in this presentation are qualified in their entirety by reference to reports filed with the SEC. Certain information in this presentation has been obtained from outside sources. While such information is believed to be reliable for the purposes used herein, no representations are made as to the accuracy or completeness thereof and we take no responsibility for such information. Any discussion of the potential use or expected success of Rhopressa® (netarsudil ophthalmic solution) 0.02%, with respect to foreign approval or additional indications, and our current or any future product candidates is subject to regulatory approval. In addition, any discussion of U.S. Food and Drug Administration (“FDA”) approval of Rhopressa® does not guarantee successful commercialization of Rhopressa® or FDA approval of RoclatanTM. For more information on Rhopressa®, refer to the full Rhopressa® product label at http://investors.aeriepharma.com. The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise. We are not making any representation or warranty that the information in this presentation is accurate or complete. Certain statements in this presentation, including any guidance or timelines presented herein, are “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “will,” “should,” “would,” “could,” “believe,” “expects,” “anticipates,” “plans,” “intends,” “estimates,” “targets,” “projects,” “potential” or similar expressions are intended to identify these forward-looking statements. These statements are based on the Company’s current plans and expectations. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements. In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. In particular, FDA approval of Rhopressa® does not constitute approval of RoclatanTM, and there can be no assurance that we will receive FDA approval for RoclatanTM or any future product candidates. Any top line data presented herein is preliminary and based solely on information available to us as of the date of this presentation and additional information about the results may be disclosed at any time. In addition, the preclinical research discussed in this presentation is preliminary and the outcome of such preclinical studies may not be predictive of the outcome of later trials. Any future clinical trial results may not demonstrate safety and efficacy sufficient to obtain regulatory approval related to the preclinical research findings discussed in this presentation. These risks and uncertainties are described more fully in the quarterly and annual reports that we file with the SEC, particularly in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Such forward-looking statements only speak as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.   For Investor Use

Aerie IOP–Reducing Products (IP 2030+) Pipeline Activities Rhopressa® – 24-hour IOP reduction, normal tension glaucoma, etc. Retina Program – AR-13503 and AR-1105 implants Beyond Ophthalmology – potential for Aerie-owned molecules Rhopressa® (netarsudil ophthalmic solution) 0.02% FDA Approved December 18, 2017 Launch Expected mid-2Q 2018 Roclatan™ (netarsudil/latanoprost ophthalmic solution) 0.02%/0.005% NDA submission expected 2Q 2018 Aerie Overview Data on file For Investor Use Globalization Plan Under Way – Europe and Japan

Rhopressa®: Market Perspective

2017 U.S. Glaucoma Market

- ~$3B Market, 37M TRx, 61M bottles
- Half of volume first-line (PGAs)
- Half of volume 2-3X/Day Adjuncts


CAI 10%
Lumigan 8%
Travatan 7%
AA 10%
Latanoprost 37%
Fixed Combo 15%
BB 13%

Rhopressa®: Positioning as an Adjunctive Therapy

- Once-daily dosing directed at site of pathology, the trabecular meshwork
- Consistent IOP reduction over 12 months and across all IOPs tested, as demonstrated in clinical trials

Refer to the full Rhopressa® product label at http://investors.aeriepharma.com

Graph Source: IMS Data
CAI: Carbonic Anhydrase Inhibitor
AA: Alpha Agonist
BB: Beta Blocker

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Rhopressa®: Commercialization Hired Chief Commercial Officer and VPs of Sales, Marketing, Market Access, Commercial Operations, and Medical Affairs in 2016/2017, and Chief Compliance Officer in 2015 All Regional Sales Directors and District Managers in place; sales territories finalized Hiring well under way for U.S. salesforce of 100 reps; expected to be fully trained for mid-2Q 2018 launch Market Access contracting with top Medicare Part D and Commercial Payors under way - Covered Market is ~50/50 Commercial / Part D - Part D coverage expected to commence January 2019 We believe awareness of Rhopressa® is high among ophthalmologists For Investor Use Launch Broadcast for HCPs via Satellite in March 2018

Sales Commercial Operations Market Access Marketing Rhopressa®: Launch Plan Payer Engagement Field Deployment Commercial and Med D Strategy Drive to Preferred Formulary Positioning Broad Strategy Brand Planning and Messaging KOL Engagement Field Support For Investor Use Hire Reps Sales Training and Deployment Target 12K Prescribers / 80% of Volume Success Metrics and Standards Supply Chain Management Sales Execution Readiness Analytics/Reporting Field Support Programs

U.S. Launch Plan Timeline


December 2017: Rhopressa® FDA Approval
1Q-2018: Begin Hiring 100 Sales Reps
Now Hiring from Pool of over 4,500 Applicants
Mid-2Q-2018: Rhopressa® Commercial Launch
2Q/3Q-2018: Rhopressa® Sampling and Initial Commercial Sales
1H-2019: Potential Roclatan™ Launch
SALES
2018
2019
ACCESS
2Q/3Q-2018: Rhopressa® Commercial Coverage Majority Non-Preferred
1H-2019: Roclatan™ Commercial Coverage Commences
End of 2018: Rhopressa® Commercial Coverage Majority Preferred
January 2019: Rhopressa® Med D Coverage Majority Preferred
January 2020: Roclatan™ Med D Coverage Commences

All dates, except for FDA approval for Rhopressa®, are estimates. Roclatan™ has not been approved by the FDA.
The NDA for Roclatan™ is expected to be submitted in 2Q 2018

For Investor Use 7

Aerie Booth – American Glaucoma Society March 2018

Building a World Class Medical Affairs Team Hired highly-experienced, successful and recognized leaders in Medical Affairs, Medical Science, Field Medical Affairs and Professional Affairs Communicating the key medical scientific messages Responding to technical questions from practitioners and managed care decision makers Placing speakers at national, regional and local scientific meetings Active presence at major ophthalmic conferences, including a Medical Affairs Booth Medical Affairs For Investor Use

Building Aerie's Presence in the Medical Community:
19 Podium Presentations at Major Eyecare Meetings in 2017

American Glaucoma Society (AGS) March 2017

- 3 Presentations, including 3-Month Interim Results of Mercury 1, Asrani et al., and Aqueous Humor Dynamics of Netarsudil Ophthalmic Solution 0.02% in Healthy Volunteers, Sit et al.

American Society of Cataract Refractive Surgeons (ASCRS) May 2017

Aerie Medical Affairs Booth highlighted, in addition to presentation aerie
MEDICAL AFFAIRS

Association of Research in Vision and Ophthalmology (ARVO) May 2017

- 4 Presentations, including 24-Hour IOP Lowering of Netarsudil, Peace et al.
- 5 Posters, including Enhancing Efficacy by Continuous Delivery of AR-13154 in an Animal Model of Proliferative Diabetic Retinopathy, Carbajal et al.

World Glaucoma Congress Helsinki June 2017


EDUCATIONAL SYMPOSIUM

The Innovation of ROCK Inhibition: Netarsudil and Netarsudil/latanoprost Fixed Dose Combination (FDC)

Please join aerie Pharmaceuticals for refreshments and an educational symposium

PROGRAM CHAIR

PRESENTERS

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RoclatanTM (netarsudil/latanoprost ophthalmic solution) 0.02%/0.005% Positioning as First Line Therapy: Benefits of Rhopressa® while also targeting the secondary drain Achieved statistical superiority to market-leading latanoprost in two P3 trials Potential to become the most efficacious IOP-reducing medication for glaucoma or ocular hypertension, if approved RoclatanTM Combination Product Candidate Data on file RoclatanTM has not been approved by the FDA For Investor Use NDA Submission Expected 2Q 2018

RoclatanTM Efficacy and Safety Efficacy: RoclatanTM demonstrated statistical superiority over its components (market-leading PGA latanoprost and Rhopressa®) in Mercury 1 and 2 Phase 3 trials, at all measured time points Consistent incremental IOP reduction over latanoprost and Rhopressa® in the range of 1 to 3 mmHg Safety: No treatment-related serious adverse events and minimal evidence of treatment-related systemic effects. The most common adverse event is conjunctival hyperemia with ~60% incidence, majority mild and sporadic and present in 20% of subjects at baseline Other ocular AEs occurring in ~5-15% of subjects receiving RoclatanTM included: cornea verticillata, conjunctival hemorrhage, eye pruritus, lacrimation increased, visual acuity reduced, blepharitis and punctate keratitis Data on file For Investor Use

RoclatanTM Phase 3 Month 12 Responder Analysis: Goal is to Achieve Lowest IOP Possible At Month 12: % of Patients with IOP Reduced to 18 mmHg or Lower *p<0.05, **p<0.01, ***p<0.0001 * ** *** ++Data on File Based on Mercury 1 Interim Analysis 2 For Investor Use ®

Roclatan™ Next Steps RoclatanTM NDA submission expected 2Q 2018 Aerie Ireland plant and 2 contract manufacturers are expected to support RoclatanTM U.S. commercial activities Mercury 3 commenced in Europe 3Q 2017 - Trial conducted in U.K., France, Germany, Italy, Spain, Belgium, Austria and others - Results expected in 2019 For Investor Use

Expanding Aerie Franchise: Europe and Japan Europe (2016 Europe “Big 5” Glaucoma Market: 90M units per year, 1.5X U.S. units) Expect to file MAA for Rhopressa® in 2H 2018 Current clinical plan expected to satisfy European regulatory requirements (including Rocket 4 for Rhopressa® and Mercury 3 for RoclatanTM) Mercury 3: 6-month safety and 90-day efficacy registration trial comparing RoclatanTM for non-inferiority to a fixed-dose combo in Europe (Ganfort®) Construction of Ireland Plant in process to support worldwide commercial supply Japan (2016 Glaucoma Market: 52M units per year) Plan to advance clinical development on our own Phases 1 and 2 under way in the U.S. on Japanese and Japanese-Americans, initiated 4Q 2017 Phase 3 trials expected to be conducted in Japan For Investor Use

Europe Glaucoma Market: Aerie Expects to Commercialize on Its Own (if approved) “Big 5” Europe Glaucoma Market – 2016 $1.0B; 90M TRx* PGA: Prostaglandin Analogue; BB: Beta Blocker; AA: Alpha Agonist; CAI: Carbonic Anhydrase Inhibitor Sources: IMS Analytics Link at ex-manufacturer price level. *TRx calculated from IMS unit data (1 month = 1 TRx) Non-PGA Market (47%) PGA Market (53%) 17% 12% 12% 4% 19% 10% 6% 2 - 4 Times Daily Once Daily 17% Others 3% For Investor Use

Japan Glaucoma Market: Aerie Expects to Partner for Commercialization (if approved) PGA: Prostaglandin Analogue; BB: Beta Blocker; AA: Alpha Agonist; CAI: Carbonic Anhydrase Inhibitor Sources: IMS Analytics Link at ex-manufacturer price level. *Monthly Units calculated from IMS SU Data Non-PGA Market (48%) PGA Market (52%) 12% 10% 9% 12% 20% 6% 6% 2 - 4 Times Daily Once Daily (Unoprostone is bid) 9% Japan Glaucoma Market – 2016 $0.8B; 52M Units Annually 9% 4% 3% For Investor Use

Advancing the Pipeline AR-13503 and AR-1105 are preclinical stage molecules and have not been approved by the FDA Rhopressa® 24-hour IOP reduction Potential in normal tension glaucoma Retina Program Opportunities: AR-13503* (ROCK/PKC inhibitor) potentially for AMD and DME AR-1105 (dexamethasone steroid implant) potentially for DME Drug Delivery Focused on implants for retinal diseases (DSM / PRINT®) For Investor Use * Active metabolite of AR-13154

Rhopressa® 24-hour IOP Pilot Study Demonstrates Effective Nocturnal Efficacy



Twenty-four-hour IOP
DIURNAL
NOCTURNAL
DIURNAL
IOP (mmHg)
28
27
26
25
24
23
22
21
20
19
18
17
16
15
14
Baseline (n=8)
Netarsudil (n=8)
Pre-dose
Post-dose (Day 8/9)
** p<0.01
*** p<0.001
3:00 PM
6:00 PM
9:00 PM
12:00 AM
3:00 AM
6:00 AM
9:00 AM
12:00 PM

- Netarsudil (active ingredient of Rhopressa®) equally effective during nocturnal and diurnal periods
- Current glaucoma medications either have no efficacy at night (beta blockers, alpha agonists) or reduced efficacy at night (PGAs, CAIs)[1-6]

AR-13324-CS204

1. Liu JH, et al. Am J Ophthalmol. 2004; 138:389-395. 2. Gulati V, et al. Arch Ophthalmol. 2012; 130:677-684. 3. Liu JH, et al. Ophthalmology. 2009; 116:449-454. 4. Liu JH, et al. Ophthalmology. 2010; 117:2075-9. 5. Fan S et al. J Glaucoma. 2014; 23:276-81. 6. Liu JH, et al. Am J Ophthalmol. 2016;169:249-257.

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Retinal Diseases – Aerie’s Next Chapter The market for retina eye diseases is twice that of glaucoma with $4.9 billion in the U.S. and $9 billion worldwide per IMS Current treatments for retina eye diseases lose efficacy over time, some have very serious side effects and there are limited surgical options The majority of current treatments for retina eye diseases require repeated injections into the patient’s eye Aerie has two preclinical molecules for the treatment of retinal disease: - AR-13503 (ROCK/PKC Inhibitor) for AMD/DME - AR-1105 (dexamethasone steroid) for DME Aerie also has access to bio-erodible implant technology through DSM collaboration, and also has ophthalmic rights to PRINT® technology, a fully scalable manufacturing platform for implants For Investor Use

2016 U.S. Retina Market For Investor Use 2016 Sales: $4.9B U.S. Unit Sales: 6.5M Source: IMS Data

AR-13503: A First-in-Class ROCK/PKC Inhibitor for the Treatment of Wet AMD and Diabetic Retinopathy Active metabolite of AR-13154 and netarsudil Potential to improve outcomes by targeting multiple disease processes Monotherapy shows strong efficacy in preclinical models Effective as adjunct to anti-VEGF therapy in preclinical models Expect durable treatment effect with injection frequency of once every 4 – 6 months For Investor Use

Aerie Preclinical Molecule Provides Additive Efficacy to Eylea® in a Proliferative Diabetic Retinopathy Model -37% -34% -57% ** *** *** *** Oxygen-induced retinopathy model of PDR (mouse) AR-13154(S) is a precursor molecule to AR-13503 Confirms potential as monotherapy and as adjunct to anti-VEGF therapies; not yet tested in humans Data on file; Carbajal, KS et al., Enhancing Efficacy by Continuous Delivery of AR-13154(S) in an Animal Model of Proliferative Diabetic Retinopathy, ARVO 2017, Poster B0481. For Investor Use For more information on Eylea® please see the product webpage https://www.eylea.us/

DSM Collaboration – Implant Delivery Technology Intravitreal sustained-release, bio-erodible implant technology Potential for treatment of Wet AMD and Diabetic Retinopathy Promising results from ongoing feasibility study Evaluating AR-13503 (ROCK/PKC inhibitor) and related Aerie compounds Linear sustained elution rates over several months Achieved target retinal drug concentrations Executed collaboration/licensing agreement Continue prototype evaluations and IND-enabling activities For Investor Use Data on File

PRINT® Technology for Ophthalmology Best in class control over particle size, shape and formulation Micropatterned Template Mold formation Mold Filling (e.g. drug/polymer) Particle Array PRINT= Particle Replication In Non-wetting Templates Aerie recently acquired the rights to use this technology for ophthalmic applications Proprietary technology capable of creating precisely engineered sustained-release products using fully scalable manufacturing processes Expected to accelerate development of Aerie’s retinal disease program, including pre-clinical AR-13503 and AR-1105 For Investor Use

Evaluating Aerie's 3,000+ Owned Molecules


TKL
TK
STE
CK1
ROCK
OTHER
AGC
CMGC
CAMK

Aerie molecules inhibit both ROCK1 and ROCK2

- Commencing screening for additional indications beyond ophthalmology
- ROCK inhibition has potential in:
  - Pulmonary health, including pulmonary fibrosis and bronchial asthma
  - Dermatology indications
  - Cancer
  - Others

Relationship tree of human kinases. TK, TKL, STE, CK1, AGC, CAMK, CMGC, Other: Kinase superfamilies

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Summary Key Priorities Rhopressa®: Successful launch execution expected mid-2Q 2018 RoclatanTM: U.S. NDA submission expected in 2Q 2018 Globalization Strategy Europe/Japan clinical path and commercialization strategy Ireland Manufacturing Facility Research Initiatives Rhopressa® 24-hour IOP reduction, normal tension glaucoma Pre-clinical retina programs and delivery technologies Evaluating Aerie’s ROCK inhibitors beyond ophthalmology Well-Financed For Investor Use

2017 2018 Key Product-Related Milestones 1H-2019: Roclatan™ Potential U.S. Approval and Launch 2Q-2018: Roclatan™ NDA Submission Expected Q1-2017: Rhopressa® NDA Resubmitted Mid-2Q-2018: Rhopressa® U.S. Launch Expected Q2-2017: Rhopressa® Rocket 4 Topline safety (6 mos) Q3-2017: Roclatan™ P3 Mercury 1 12-month Safety Q2-2017: Roclatan™ P3 Mercury 2 Topline Efficacy (3 mos) 2H-2018: Rhopressa® Potential EU MAA Filing For Investor Use Q3-2017: Roclatan™ P3 Mercury 3 (EU) Initiation (6 mos) 2018 and 2019 dates are estimates. RoclatanTM has not been approved by the FDA. December 2017: Rhopressa® FDA Approval